TAXES ON INCOME	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 8:-     TAXES ON INCOME

a.	Ordinary taxable income in Israel is subject to a corporate tax rate of 23%.

The Company applies various benefits allotted to it under the revised Investment Law as per Amendment 73, which includes a number of changes to the Investment Law regimes through regulations that have come into effect from January 1, 2017. Applicable benefits under the new regime include:

Introduction of a benefit regime for “Preferred Technology Enterprises” (“PTE”), granting a 12% tax rate in central Israel on income deriving from Benefited Intangible Assets, subject to a number of conditions being fulfilled, including a minimal amount or ratio of annual R&D expenditure and R&D employees, as well as having at least 25% of annual income derived from exports to large markets. PTE is defined as an enterprise which meets the aforementioned conditions and for which total consolidated revenues of its parent company and all subsidiaries are less than NIS 10 billion.

•
A 12% capital gains tax rate on the sale of a preferred intangible asset to a foreign affiliated enterprise, provided that the asset was initially purchased from a foreign resident at an amount of NIS 200 million or more.

•
A withholding tax rate of 20% for dividends paid from PTE income (with an exemption from such withholding tax applying to dividends paid to an Israeli company) may be reduced to 4% on dividends paid to a foreign resident company, subject to certain conditions regarding percentage of foreign ownership of the distributing entity.

The Company currently believes it is eligible for the PTE tax benefits.

The Company’s subsidiaries are separately taxed under the local tax laws of the jurisdiction of incorporation of each entity.

b.	Loss before income taxes is comprised as follows:

	Year ended December 31
	2021	2020	2019
Israel	$68,924	$38,941	$48,392
Foreign	8,875	4,376	419
	$77,799	$43,317	$48,811

c.	Income taxes are comprised as follows:

	Year ended December 31
	2021	2020	2019
Current:
Israel	$103	$153	$92
Foreign	697	1,011	481
Total current taxes	800	1,164	573
Deferred:
Israel	-	-	-
Foreign	1,694	544	734
Total deferred taxes	1,694	544	734
Total income taxes	$2,494	$1,708	$1,307

d.	A reconciliation of the Company's theoretical income tax benefit to actual income tax expense is as follows:

	Year ended December 31
	2021	2020	2019

Loss before income taxes	$77,799	$43,317	$48,811
Statutory tax rate	23%	23%	23%
Theoretical income tax benefit	$(17,894)	$(9,963)	$(11,302)
Preferred technology enterprise	7,582	4,284	5,323
Foreign rate differential	(597)	213	119
Unrecognized tax benefits	3,159	1,272	437
Changes in valuation allowance	7,498	3,827	6,410
Share-based compensation	2,519	1,327	355
Non-deductible expenses	234	790	235
Other	(7)	(42)	(270)
Actual tax expense	$2,494	$1,708	$1,307

e.	The following table presents the significant components of the Company's deferred taxes:

	December 31,
	2021	2020
Deferred tax assets:
Net operating loss carryforwards	$36,373	$27,049
Research and development expenses	4,304	3,046
Accruals and reserves	2,541	2,454
Issuance costs	1,827	-
Share-based compensation	1,576	163
Other deferred assets	636	878
Gross deferred tax assets	47,257	33,590
Valuation allowance	(40,019)	(29,780)
Total deferred tax assets	7,238	3,810
Deferred tax liabilities:
Deferred contract costs	(11,687)	(6,294)
Other deferred tax liabilities	(346)	(617)
Gross deferred tax liabilities	(12,033)	(6,911)
Net deferred taxes	$(4,795)	$(3,101)

A valuation allowance is provided when it is more likely than not that the deferred tax assets will not be realized. The Company has established a valuation allowance to offset certain deferred tax assets at December 31, 2021 and 2020 due to the uncertainty of realizing future tax benefits from its net operating loss carryforwards and other deferred tax assets.

f.	Net operating losses carry forward:

As of December 31, 2021, the Company had approximately $248,447 in net operating loss carryforwards in Israel that can be carried forward indefinitely.

As of December 31, 2021, the U.S. subsidiary had $21,707 of federal and $51,121 of state net operating loss carryforwards available to offset future taxable income. If not utilized, the state net operating loss carryforwards will expire in varying amounts between the years ended 2031 and 2041. Federal operating loss carryforwards can be carried forward indefinitely.

g.	Carryback U.S:

On March 27, 2020, the Coronavirus Aid, Relief and Economic Security (“CARES Act”) was signed into law. The CARES Act is a relief package intended to assist many aspects of the U.S. economy of which certain components of the Act impacted the U.S subsidiary’s 2020 income tax provision. Specifically, the CARES Act temporarily reinstated a five-year carryback period for all NOLs generated in the tax years 2018, 2019 and 2020. Therefore, the Company’s NOLs from 2019 were carried back to 2018, 2017 and 2016.

h.	Tax assessments

The Company has net operating losses from prior tax periods which may be subjected to examination in future periods. As of December 31, 2021, the Company’s tax years until December 31, 2016 are subject to statute of limitation in Israel.

As of that date, the U.S. subsidiary’s tax years until December 31, 2016 are subject to statute of limitation in the U.S.

i.	Unrecognized tax benefits

Consistent with the provisions of ASC 740, Income Taxes, the Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized.

Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

The following table shows the changes in the gross amount of unrecognized tax benefits as of December 31, 2021 and 2020:

Unrecognized Tax Benefits
Balance – January 1, 2019	$-
Increases related to current years’ tax positions	437
Balance - December 31, 2019	437
Increases related to prior years’ tax positions	209
Increases related to current years’ tax positions	1,063
Balance - December 31, 2020	1,709
Increases related to prior years’ tax positions	175
Increases related to current years’ tax positions	2,984
Balance - December 31, 2021	$4,868

As of December 31, 2021, the total amount of gross unrecognized tax benefits that would favorably impact the Company’s effective tax rate, if recognized, was $2,097. The remaining amount of $2,771 would be offset by the reversal of related deferred tax assets which are subject to a full valuation allowance.

The Company recognizes interest and penalties related to unrecognized tax benefits as income tax expense. As of December 31, 2021, the Company has accumulated $78 in both interest and penalties related to uncertain tax positions.

Although the Company believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement, there is no assurance that the final tax outcome of its tax audits will not be different from that which is reflected in the Company’s income tax provisions.